UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2005

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

   Delaware                        001-31369                     65-1051192
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
              (Address of registrant's principal executive office)

       Registrant's telephone number, including area code: (212) 536-1211

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2005, C.I.T. Leasing Corporation, a wholly owned subsidiary of CIT Group Inc. doing business as CIT Aerospace, entered into a purchase agreement with AVSA, S.A.R.L., an affiliate of Airbus S.A.S., to acquire twenty-four single-aisle A320 family aircraft and five twin aisle A350 aircraft for a total value based on current manufacturer's list prices of approximately $2.2 billion. Actual purchase prices at delivery will be lower than the list prices based upon available discount levels, offset by price escalators based on changes in certain specified price indexes, and will be further affected by the engine manufacturer selected and the aircraft specifications. The actual purchase prices are subject to a confidentiality agreement with Airbus. Deliveries of the A320 family aircraft are scheduled for 2007 and 2008. Deliveries of the A350 aircraft are scheduled for 2012 and 2013. CIT also has options to acquire up to twenty-seven additional aircraft. The deliveries are in addition to existing orders related to previous purchase agreements

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

      99.1  Press release issued by CIT Group Inc. on August 18, 2005.

      This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT's businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2004. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CIT GROUP INC.
                                 (Registrant)

                                 By:  /s/ William J. Taylor
                                 -----------------------------------------------
                                      William J. Taylor
                                      Executive Vice President & Controller
                                      (Chief Accounting Officer)

Dated: August 18, 2005


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